PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers.

     Castelle's Bylaws provide that Castelle will indemnify its directors and executive officers, and may indemnify its other officers, employees and other agents, to the fullest extent not prohibited by California law. Castelle is also empowered under its Articles of Incorporation and Bylaws to enter into indemnification agreements with its directors, officers, employees and other agents and to purchase insurance on behalf of any person whom it is required or permitted to indemnify. Pursuant to this provision, Castelle intends to enter into indemnity agreements with each of its directors and executive officers.

     In addition, Castelle's Articles of Incorporation provide that, to the fullest extent permitted by California law, Castelle's directors will not be liable for monetary damages for breach of the directors' fiduciary duty of care to Castelle and its shareholders. This provision in the Articles of Incorporation does not eliminate the duty of care, and in appropriate circumstances, equitable remedies such as an injunction or other forms of non-monetary relief would remain available under California law. Each director will continue to be subject to liability for breach of the director's duty of loyalty to the Company, for acts or omissions not in good faith or involving intentional misconduct or knowing or culpable violations of law that the director believes to be contrary to the best interests of Castelle or its shareholders, for acts or omissions involving a reckless disregard for the director's duty to Castelle or its shareholders when the director was aware or should have been aware of a risk of serious injury to Castelle or its shareholders, or an unexcused pattern of inattention that amounts to an abdication of the director's duty to Castelle or its shareholders, for improper transactions between the director and Castelle or for improper distributions to shareholders and loans to directors and officers, or for acts or omissions by the director as an officer. This provision also does not affect a director's responsibilities under any other laws, such as the federal securities laws or state or federal environmental laws.

     At present, there is no pending litigation or proceeding involving any director, officer, employee or agent of Castelle where indemnification will be required or permitted. Castelle is not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.

Item 21. Exhibits and Financial Statement Schedules.

     (a)  Exhibits

EXHIBIT
NUMBER                                      EXHIBITS

2.1 Agreement and Plan of Reorganization dated as of August 22, 1996, among Castelle, Ibex Technologies, Inc. ("Ibex") and certain shareholders of Ibex. (See Appendix A to the Prospectus/Joint Proxy Statement)

2.2  Form of Agreement of Merger to be entered into by Castelle and Ibex.

3.4  Amended and Restated Bylaws of Registrant (1)

4.1  Form of Specimen Certificate for Registrant's Common Stock (1)

4.2 Fourth Amended and Restated Registration Rights Agreement by and among the Registrant and Certain Holders of the Registrant's Common Stock and Warrants to Purchase Common Stock (2)

4.3 Form of Fifth Amended and Restated Registration Rights Agreement by and among the Registrant and Certain Holders of the Registrant's Common Stock and Warrants to Purchase Common Stock (to be executed in connection with the merger).

5.1  Legal Opinion of Cooley Godward LLP

8.1  Tax Opinion of Cooley Godward LLP

8.2  Tax Opinion of Graham & James LLP

23.1 Consent of Graham & James LLP (included in Exhibit 8.2)

23.2 Consent of Cooley Godward LLP (included in Exhibits 5.1 and 8.1)

23.3 Consent of Coopers & Lybrand (see page II-6)

24.1 Power of Attorney (see page II-4)

--------------------------

(1) Incorporated by reference to Castelle's Registration Statement on Form SB-2, as amended (File No. 33- 99628-LA).
(2) Incorporated by reference to Castelle's Report on Form 10-KSB, as amended, filed April 11, 1996.

     (b)  Financial Statement Schedules

          No financial statement schedules are required of Castelle or Ibex Technologies, Inc.

     (c)  Item 4(b) Reports

          See Appendix B to the Prospectus/Joint Proxy Statement.

Item 22. Undertakings.

     (1) The Registrant hereby undertakes to respond to requests for information that is incorporated by reference into the Prospectus/Joint Proxy Statement pursuant to Items 4, 10(b), 11 or 13 of Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the Registration Statement through the date of responding to the request.

     (2) The Registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the Registration Statement when it became effective.

     (3) Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Articles of Incorporation and the Bylaws of the Registrant and the California General Corporation Law, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the question has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (4) For purposes of determining any liability under the Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Act shall be deemed to be part of the registration statement as of the time it was declared effective.

     (5) For purposes of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, Castelle has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, County of Santa Clara, State of California, on the 24th day of October, 1996.

                               CASTELLE



                               By:/s/ Randall I. Bambrough
                                   Randall I. Bambrough
                                   Vice President of Finance and Administration
                                   Chief Financial Officer and Secretary


                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Arthur H. Bruno and Randall I. Bambrough, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

          Signature              Title                            Date

  /s/ Arthur H. Bruno        Chief Executive Officer,         October 24, 1996
----------------------------
      Arthur H. Bruno        President, Chairman of the
                             Board and Director
                             (Principal Executive
                             Officer)



  /s/ Randall I. Bambrough   Vice President of Finance and    October 24, 1996
----------------------------
      Randall I. Bambrough   Administration, Chief Financial
                             Officer and Secretary (Principal
                             Financial and Accounting
                             Officer)



  /s/ John Freidenrich       Director                         October 24, 1996
      John Freidenrich



  /s/ William R. Hambrecht   Director                         October 24, 1996
----------------------------
      William R. Hambrecht



  /s/ Alan Kessman           Director                         October 24, 1996
      Alan Kessman



  /s/ Kanwal S. Rekhi        Director                         October 24, 1996
----------------------------
      Kanwal S. Rekhi



  /s/ Delbert W. Yocam       Director                         October 24, 1996
----------------------------
      Delbert W. Yocam

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                              EXHIBITS

2.1 Agreement and Plan of Reorganization dated as of August 22, 1996, among Castelle, Ibex Technologies, Inc. ("Ibex") and certain shareholders of Ibex. (See Appendix A to the Prospectus/Joint Proxy Statement)

2.2  Form of Agreement of Merger to be entered into by Castelle and Ibex.

3.4  Amended and Restated Bylaws of Registrant (1)

4.1  Form of Specimen Certificate for Registrant's Common Stock (1)

4.2 Fourth Amended and Restated Registration Rights Agreement by and among the Registrant and Certain Holders of the Registrant's Common Stock and Warrants to Purchase Common Stock (2)

4.3 Form of Fifth Amended and Restated Registration Rights Agreement by and among the Registrant and Certain Holders of the Registrant's Common Stock and Warrants to Purchase Common Stock (to be executed in connection with the merger).

5.1  Legal Opinion of Cooley Godward LLP

8.1  Tax Opinion of Cooley Godward LLP

8.2  Tax Opinion of Graham & James LLP

23.1 Consent of Graham & James LLP (included in Exhibit 8.2)

23.2 Consent of Cooley Godward LLP (included in Exhibits 5.1 and 8.1)

23.3 Consent of Coopers & Lybrand (see page II-6)

24.1 Power of Attorney (see page II-4)

--------------------------

(1) Incorporated by reference to Castelle's Registration Statement on Form SB-2, as amended (File No. 33- 99628-LA).
(2) Incorporated by reference to Castelle's Report on Form 10-KSB, as amended, filed April 11, 1996.

                                  EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement of Castelle on Form S-4 of our report dated February 9, 1996 on our audits of the consolidated financial statements of Castelle as of December 31, 1995 and December 31, 1994 and for each of the three years in the period ended December 31, 1995. We also consent to the reference to our firm under the caption "Experts".


COOPERS & LYBRAND L.L.P.

San Jose, California
October 24, 1996

                                   EXHIBIT 2.2

                               AGREEMENT OF MERGER


     THIS AGREEMENT OF MERGER, dated October __, 1996 (the "Merger Agreement"), is made and entered into by CASTELLE, a California corporation ("Castelle"), and IBEX TECHNOLOGIES, INC., a California corporation ("Ibex") (Castelle and Ibex being hereinafter collectively referred to as the "Constituent Corporations"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement and Plan of Reorganization dated August 22, 1996, among Castelle and Ibex and certain shareholders of Ibex (the "Reorganization Agreement").

                                    RECITALS

     A. Castelle, a California corporation, and Ibex have entered into the Reorganization Agreement, providing, among other things, for the execution and filing of this Merger Agreement and the merger of Ibex with and into Castelle upon the terms set forth in the Reorganization Agreement and this Merger Agreement (the "Merger").

     B.  The  respective   Boards  of  Directors  of  each  of  the  Constituent
Corporations deem it advisable and in the best interests of each of such corporations and their respective shareholders that Ibex be merged with and into Castelle.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the promises and mutual agreements contained in this Merger Agreement, the Constituent Corporations hereby agree that Ibex shall be merged with and into Castelle in accordance with the provisions of the laws of the State of California, upon the terms and subject to the conditions set forth as follows:


                                    ARTICLE 1

                                   THE MERGER

     1.1 Filing. This Merger Agreement, together with the officers' certificates of each of the Constituent Corporations required by the General Corporation Law of the State of California (the "California Law"), shall be filed with the Secretary of State of the State of California at the time specified in the Reorganization Agreement.

     1.2 Effectiveness. The Merger shall become effective upon the filing of this Merger Agreement with the Secretary of State of the State of California (the "Effective Date").

     1.3 Merger. On the Effective Date, Ibex shall be merged into Castelle and the separate corporate existence of Ibex shall thereupon cease. Castelle shall be the Surviving Corporation in the Merger and the separate corporate existence of Castelle, with all of its purposes, objects, rights, privileges, powers, immunities and franchises, shall continue unaffected and unimpaired by the Merger.

     1.4 Further Action. If at any time after the Effective Date any further action is necessary or desirable to carry out the purposes of this Merger Agreement or to vest the Surviving Corporation with the full right, title and possession to all assets, property, rights, privileges, immunities, powers and franchises of either or both of the Constituent Corporations, the officers and directors of the Surviving Corporation are fully authorized in the name of either or both of the Constituent Corporations or otherwise to take all such action.


                                    ARTICLE 2

           MANNER OF CONVERTING SHARES OF THE CONSTITUENT CORPORATIONS

     2.1 Conversion of Ibex Capital Stock.

     (a) On the Effective Date, each then outstanding share of Series A Preferred Stock of Ibex (the "Ibex Series A Preferred") (other than Dissenting Shares (as defined in Section 2.5)) shall cease to be an existing and issued share and shall become and be converted into, by virtue of the Merger and without any action on the part of Castelle, Ibex or the holder thereof, the right to receive, upon surrender of a certificate representing such share, __________ shares of Castelle Common Stock.

     (b) On the Effective Date, each then outstanding share of common stock of Ibex (the "Ibex Common Stock") (other than Dissenting Shares) shall cease to be an existing and issued share and shall become and be converted into, by virtue of the Merger and without any action on the part of Acquiror, Ibex or the holder thereof, the right to receive, upon surrender of a certificate representing such share, ______ shares of Castelle Common Stock.

     2.2 Closing of Ibex Transfer Books. On and after the Effective Date, holders of certificates representing shares of Ibex Capital Stock shall cease to have any rights as shareholders of Ibex and the stock transfer books of Ibex shall be closed with respect to shares of Ibex Capital Stock issued and outstanding immediately prior to the Effective Date and no further transfer of such shares shall thereafter be made on such stock transfer books. If, after the Effective Date, valid certificates previously representing such shares are presented to Castelle or Ibex they shall be exchanged as provided in Section 2.3.

     2.3 Exchange of Certificates. Promptly following the Effective Date, Castelle shall transmit to the former Ibex shareholders appropriate documents to be used by them to surrender their Ibex Capital Stock certificates in exchange for the applicable per share amount of merger consideration multiplied by the number of shares of Ibex Capital Stock tendered. Until so surrendered and exchanged, each certificate for Ibex Capital Stock shall represent solely the right to receive the applicable per share amount of merger consideration multiplied by the number of shares of Ibex Capital Stock represented by such certificate (or to perfect the holder thereof's right to receive payment for such shares pursuant to Chapter 13 of the California Law and Section 2.6 hereof); provided, however, that customary and appropriate certifications and indemnities allowing exchange against lost or destroyed certificates shall be provided.

     2.4 No Fractional Shares. No fractional shares of Castelle Common Stock will be issued in connection with the Merger and no certificate therefor will be issued. In lieu of such fractional shares, any holder of Ibex Capital Stock who would otherwise receive a fractional share shall, upon surrender of his certificate or certificates representing Ibex Capital Stock, be paid an amount in cash (without interest) determined by multiplying the fraction by the per share amount of merger consideration. Castelle will, subject to any applicable statute of limitation or abandoned property or similar law, pay to such holders, upon surrender of their certificates representing Ibex Capital Stock outstanding immediately prior to the Effective Date, the cash value of such fractions so determined, without interest.

     2.5 Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, shares of Ibex Capital Stock that are issued and outstanding immediately prior to the Effective Date and that are held by shareholders who have not voted such shares in favor of the Merger and who have delivered a written demand for purchase of such shares in the manner provided in Chapter 13 of the California Law ("Dissenting Shares") shall not be canceled and converted into the applicable per share amount of merger consideration unless and until such holder shall have failed to perfect, or shall have effectively withdrawn or lost, such holder's right to demand purchase and payment under the California Law. If such holder shall have so failed to perfect, or shall have effectively withdrawn or lost such right, such holder's shares of Ibex Capital Stock shall thereupon be deemed to have been canceled and converted as described in Section 2.1, on the Effective Date, and each such share shall represent solely the right to receive the applicable per share amount of merger consideration. From and after the Effective Date, no shareholder who has demanded the purchase of shares as provided in Chapter 13 of the California Law shall be entitled to vote such holder's shares for any purpose or to receive payment of dividends or other distributions with respect to such holder's shares (except dividends and other distributions payable to shareholders of record at a date which is prior to the Effective Date).

                                    ARTICLE 3

                            TERMINATION AND AMENDMENT

     3.1 Termination. Notwithstanding the approval of this Merger Agreement by the shareholders of Castelle and Ibex, this Merger Agreement shall terminate forthwith in the event that the Reorganization Agreement shall be terminated as therein provided.

     3.2 Amendment. This Merger Agreement may be amended by the parties hereto at any time before or after approval hereof by the shareholders of either Castelle or Ibex, but, after any such approval, no amendment shall be made which without the further approval of such shareholders would (i) have a material adverse effect on the shareholders of either Castelle or Ibex, or (ii) change any of the principal terms of the Merger Agreement. This Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     3.3 Counterparts. This Merger Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have duly executed this Merger Agreement as of the date first written above.


CASTELLE                                             CASTELLE
a California corporation



                                                      By:
                                                          Its President



                                                      By:
                                                           Its Secretary



IBEX                                                  IBEX TECHNOLOGIES, INC.
a California corporation



                                                       By:
                                                                Its President



                                                       By:
                                                                Its Secretary

                             IBEX TECHNOLOGIES, INC.

                              OFFICERS' CERTIFICATE


     Ney  Grant and Gilles A. Attia hereby certify that:

     1.   They  are  the  President  and   Secretary,   respectively,   of  Ibex
          Technologies, Inc., a California corporation (the "Corporation").

     2. The Agreement of Merger to which this Certificate is attached (the "Merger Agreement") has been duly approved by the Board of Directors of the Corporation.

     3. The Corporation has two classes of stock outstanding, designated "Common Stock" and "Preferred Stock," respectively, of which one hundred forty-one thousand sixteen (141,016) shares of Common Stock and forty-eight thousand thirty-five (48,035) shares of Preferred Stock were outstanding and entitled to vote on the merger.

     4. The principal terms of the Merger Agreement were approved by the Corporation by a vote of a number of shares of each class which equaled or exceeded the vote required. The vote required was greater than 50% of the outstanding shares of Common Stock and greater than 50% of the outstanding shares of Preferred Stock.

     Each of the undersigned declares under penalty of perjury that the matters set out in the foregoing Certificate are true of his own knowledge. Executed at ______________________, California on November __, 1996.




                                                     NEY GRANT, President




                                                     GILLES A. ATTIA, Secretary

                                    CASTELLE

                              OFFICERS' CERTIFICATE


     Arthur H. Bruno and Randall I. Bambrough hereby certify that:

     1. They are President and Secretary, respectively, of Castelle, a California corporation (the "Corporation").

     2. The Agreement of Merger to which this Certificate is attached (the "Merger Agreement") has been duly approved by the Board of Directors of the Corporation.

     3. The Corporation has one class of stock outstanding, designated "Common Stock," of which three million six hundred twenty-one thousand two hundred sixty-one (3,621,261) shares were outstanding and entitled to vote on the merger.

     4. The principal terms of the Merger Agreement were approved by the Corporation by a vote of a number of shares which equaled or exceeded the vote required. The vote required was greater than 50% of the outstanding shares of Common Stock.


     Each of the undersigned declares under penalty of perjury that the matters set out in the foregoing Certificate are true of his own knowledge. Executed at Santa Clara, California on November __, 1996.



                                                ARTHUR H. BRUNO, President



                                                RANDALL I. BAMBROUGH, Secretary

                                   EXHIBIT 4.3

                                    CASTELLE

                           FIFTH AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT


     THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of the _____ day of ____________, 1996 by and among CASTELLE, a California Corporation (the "Company"), and the undersigned holders of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and certain holders of the Company's Common Stock and warrants to purchase the Company's Common Stock.

                                    RECITALS

     WHEREAS, the holders of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, 1990 Common, 1992 Common, 1994 Warrants and Underwriters' Warrants, and Eli Schetrit, Don Masulis and Q. T. Wiles (collectively, the "Prior Holders") possess certain registration rights pursuant to that certain Amended and Restated Registration Rights Agreement dated as of February 25, 1991, amended on February 12, 1992, further amended on February 24, 1992, further amended on February 24, 1994 and further amended on December 26, 1995 (the "Prior Agreements"); and

     WHEREAS, in connection with the merger of Ibex Technologies, Inc., a California corporation ("Ibex"), into the Company pursuant to an Agreement and Plan of Reorganization dated as of August __, 1996 (the "Merger"), the Company has agreed to grant certain registration rights to certain Ibex shareholders upon the receipt by them of Company Common Stock pursuant to the Merger; and

     WHEREAS, since the effective date of the Third Amended and Restated Registration Rights Agreement, the Company has effected a 1-for-20 reverse split of its Common Stock; and

     WHEREAS, the rights granted in this Agreement are intended to supersede and replace those granted to the Prior Holders pursuant to the Prior Agreements.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein the parties hereby agree as follows:

     1. Definitions. As used herein, the following terms shall have the following respective meanings:

     (a) "1994 Warrants" means (i) the warrant issued to H&Q London Ventures and initially exercisable for 1,000,000 shares of the Company's Common Stock, dated February 24, 1994, (ii) the warrant issued to Hambrecht & Quist Group and initially exercisable for 1,000,000 shares of the Company's Common Stock, dated February 24, 1994, and (iii) the warrant issued to Hambrecht & Quist Guaranty Finance and initially exercisable for 6,000,000 shares of the Company's Common Stock, dated February 24, 1994.

     (b) "Bank Warrant" shall mean the warrant issued to Silicon Valley Bank exercisable for 45,000 shares of the Company's Series E Preferred Stock and dated March 1, 1994.

     (c) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     (d) "Eligible Holder" shall mean Holders, Ibex Holders and Warrant Share Holders, collectively.

     (e) "Holders" shall mean and include any person or persons to whom Registrable Securities (as defined herein) were originally issued or qualifying transferees under Section 11 hereof who hold Registrable Securities.

     (f) "Ibex Holders" shall mean and include any person or persons to whom Ibex Merger Shares (as defined herein) were originally issued or qualifying transferees under Section 11 hereof who hold Ibex Merger Shares.

     (g) "Ibex Merger Shares" shall mean those shares of Company Common Stock issued pursuant to the Merger.

     (h) "Initiating Holders" shall mean any Holders who in the aggregate own not less than 35% of the Registrable Securities which have not been sold to the public.

     (i) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     (j) "Registrable Securities" means (i) 37,500 shares of Common Stock held by Eli Schetrit, 22,500 shares of Common Stock held by Don Masulis and 10,312 shares of Common Stock held by Q. T. Wiles (collectively referred to as "Founders Stock"), (ii) shares of the Company's Common Stock issued or issuable pursuant to the conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock which have not been sold to the public, (iii) 7,494 shares of the Company's Common Stock issued pursuant to conversion of warrants to purchase Common Stock dated prior to November 14, 1990 (the "1990 Common"), (iv) 7,811 shares of the Company's Common Stock issued by the Company in August 1992 to the purchasers of Series D Preferred Stock (the "1992 Common") and (v) any Common Stock of the Company issued or issuable in respect of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or the Underwriters' Warrants or any shares of the Company's Common Stock or other securities issued or issuable pursuant to the conversion of, or with respect to, the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock and the Founder's Stock, the 1990 Common, the 1992 Common and the Underwriters' Warrants upon any stock split, stock dividend, recapitalization, or similar event, which shares have not been sold to the public.

     (k) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 2, 3 and 4 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements of one counsel for all Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

     (l) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     (m) "Securities" shall mean the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, the 1990 Common, the 1992 Common, the Ibex Merger Shares, the 1994 Warrants, the Bank Warrants and the Underwriters' Warrants (or any shares issued upon conversion or exercise thereof).

     (n) "Selling Expenses" shall mean all underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for any Holder, other than are counsel acting on behalf of all Holders.

     (o) "Special Ibex Holder" shall mean and include Tucha Limited, Newark Holding S.A. and Teodoro Ramos Gimenez and any person or persons to whom Ibex Merger Shares held by those parties have been transferred in accordance with Section 11 hereof.

     (p) "Underwriters' Warrants Holders" shall mean any Holders who in the aggregate own not less than 50% of the shares of the Company's Common Stock underlying the Underwriters' Warrants.

     (q) "Warrant Shares" shall mean shares of the Company's Common Stock issued or issuable pursuant to exercise of the 1994 Warrants and shares of the Company's Common Stock issued or issuable upon conversion of the Company's Series E Preferred Stock issued or issuable upon exercise of the Bank Warrant.

     (r) "Warrant Share Holder" shall mean holders of shares of Common Stock issued or issuable upon exercise of the 1994 Warrants and the Bank Warrant.

     2.   Requested Registration.

     (a) Request for Registration. In case the Company shall receive from Initiating Holders or Underwriters' Warrants Holders a written request that the Company effect any registration, qualification or compliance and an anticipated aggregate offering price, net of underwriting discounts and commissions, that would exceed either $5,000,000 (in the case of a request by Initiating Holders) or $500,000 (in the case of a request by Underwriters' Warrants Holders), the Company will:

          (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

          (ii) use its diligent efforts to effect such registration, qualification or compliance as soon as practicable (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 15 days after receipt of such written notice from the Company;

               Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2:

               (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

               (B)  Prior to January 1, 1996;

               (C) Within six (6) months immediately following the effective date of any registration statement pertaining to a firmly underwritten offering of securities of the Company for its own account; or

               (D) Upon request from the Initiating Holders, after the Company has effected one such requested registration pursuant to this Agreement upon request from the Initiating Holders, such registration has been declared or ordered effective and the securities offered pursuant to such registration have been sold.

               (E) Upon request from the Underwriters' Warrants Holders, after the Company has effected one such requested registration pursuant to this Agreement upon request from the
                    Underwriters' Warrants Holders, such registration has been declared or ordered effective and the securities offered pursuant to such registration have been sold.

     Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request of the Initiating Holders or Underwriters' Warrants Holders; provided, however, that if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed on or before the date filing would be required, and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders or Underwriters' Warrants Holders; provided, however, that the Company may not make such certification more than once in any twelve (12) month period.

     (b)  Underwriting.

          (i) The distribution of the Registrable Securities covered by the request of the Initiating Holders shall be effected by means of a firm commitment underwriting. The right of any Initiating Holder to registration pursuant to Section 2 shall be conditioned upon such Initiating Holder's participation in such underwriting and the inclusion of such Initiating Holder's Registrable Securities in the underwriting to the extent requested (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Initiating Holder) to the extent provided herein.

               The Company (together with all Initiating Holders and Underwriters' Warrants Holders proposing to distribute their securities through such underwriting) shall enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 2, if the managing underwriter advises the Initiating Holders and the Underwriters' Warrants Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then, subject to the provisions of this Section 2(b), the Initiating Holders and Underwriters' Warrants Holders shall so advise all holders of Registrable Securities, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Initiating Holders and Underwriters' Warrants Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Initiating Holders and Underwriters' Warrants Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

               If any Initiating Holder or Underwriters' Warrants Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter, the Initiating Holders and Underwriters' Warrants Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Initiating Holders or Underwriters' Warrants Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Initiating Holders and Underwriters' Warrants Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 2(b).

               (ii) Notwithstanding any terms in this Agreement to the contrary, the distribution of the Underwriters' Warrant Shares is not required to be effected by means of an underwriting.

     (c) Inclusion of Shares by Company. If the managing underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or for the account of others in such registration if the managing underwriter so agrees and if the number of Registrable Securities held by participating Holders which would otherwise have been included in such registration and underwriting will not thereby be limited. The inclusion of such shares shall be on the same terms as the registration of shares held by the Initiating Holders or Underwriters' Warrants Holders.

     3. Company Registration.

     (a) Notice of Registration to Eligible Holders. If at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

          (i)  promptly give to each Eligible Holder written notice thereof; and

          (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities, Ibex Merger

               Shares and Warrant Shares specified in a written request or requests, made within 15 days after receipt of such written notice from the Company, by any Eligible Holder.

     (b) Inclusion of Additional Shares. The Company may include in any registration pursuant to this Section 3 securities held by officers and employees of the Company, in amounts as determined by the Company's Board of Directors; provided, however, that the number of such shares included in such registration shall not exceed 10% of the total number of shares to be included on behalf of the Company's security holders in such registration.

     (c) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Eligible Holders as a part of the written notice given pursuant to Section 3(a)(i). In such event the right of any Eligible Holder to registration pursuant to this Section 3 shall be conditioned upon such Eligible Holder's participation in such underwriting and the inclusion of such Eligible Holder's Registrable Securities, Ibex Merger Shares and Warrant Shares in the underwriting to the extent provided herein. All Eligible Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten: (i) if such registration is the first offering by the Company to the general public of its securities for its own account, the underwriter may exclude some or all Registrable Securities, Ibex Merger Shares and Warrant Shares from such registration and underwriting (provided the securities of other shareholders are not included therein), and (ii) if such registration is other than the first offering by the Company to the general public of its securities for its own account, the underwriter may limit the Registrable Securities, Ibex Merger Shares and Warrant Shares held by Eligible Holders and securities to be included pursuant to Section 3(b) to be included in such registration and underwriting to an aggregate of not less than 25% of the total value of the securities to be distributed through such registration and underwriting. The Company shall so advise all Eligible Holders and the other holders distributing their securities through such underwriting, and the number of shares of Registrable Securities, Ibex Merger Shares, Warrant Shares and other securities that may be included in the registration and underwriting shall be allocated among all Eligible Holders and other holders thereof in proportion, as nearly as practicable, to the respective amounts of securities entitled to inclusion in such registration held by all such Eligible Holders and other holders at the time of filing the registration statement, except that Ibex Merger Shares includible in the registration shall first consist of those shares offered by any Special Ibex Holder with the balance of the Ibex Merger Shares to be included being allocated among the remaining Ibex Holders participating in the registration in proportion, as nearly as practicable, to the respective amounts of Ibex Merger Shares held by such Ibex Holders which are includible in such registration. If any Eligible Holder or other holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, but if the registration is the first offering by the Company to the general public of its securities for its own account, then the securities so excluded or withdrawn shall not be transferred in a public distribution prior to 120 days after the effective date of the registration statement relating thereto.

     4. Registration on Form S-3.

     (a) In addition to the rights set forth in Section 2, if Holders or Ibex Holders request that the Company file a registration statement on Form S-3 (or any successor to Form S-3) for a public offering of shares of

          Registrable Securities and/or Ibex Merger Shares, the reasonably anticipated aggregate price to the public of which would either (i) be at least $1,000,000 or (ii) include at least $500,000 of Registrable Securities issued upon exercise of the Underwriters' Warrants, and the Company is a registrant entitled to use Form S-3 to register the shares for such an offering, the Company shall use its best efforts to cause such shares to be registered for the offering as soon as practicable on Form S-3 (or any successor form to Form S-3). The number of shares of Registrable Securities that may be included on the Form S-3 shall be allocated among all Holders and Ibex Holders in proportion to the respective amounts of Registrable Securities and Ibex Merger Shares entitled to inclusion in such registration at the time of filing the registration statement, except that Ibex Merger Shares includible in the registration shall first consist of those shares offered by any Special Ibex Holder with the balance of the Ibex Merger Shares to be included being allocated among the remaining Ibex Holders participating in the registration in proportion, as nearly as practicable, to the respective amounts of Ibex Merger Shares held by such Ibex Holders which are includible in such registration.

     (b) Collectively, the Ibex Special Holders shall have the right to make a single request, which shall be identified as such request in the notice to the Company, that the Company file a registration statement on Form S-3 (or any successor to Form S-3) for a public offering of Ibex Merger Shares held by the Special Ibex Holders, the reasonably anticipated aggregate price to the public of which would be at least $1,000,000. If Company is a registrant entitled to use Form S-3 to register the shares for such an offering, the Company shall use its best efforts to cause such shares to be registered for the offering as soon as practicable on Form S-3 (or any successor form to Form S-3) and shall keep such registration effective and current for a period of 30 days. During such thirty day period, the Company shall not allow any other registration statement filed pursuant to Sections 2-4 to become effective. The number of shares of Registrable Securities that may be included on the Form S-3 shall be allocated among all Special Ibex Holders in proportion to the respective amounts of Ibex Merger Shares entitled to inclusion in such registration at the time of filing the registration statement. Should the Company not be obligated to take the action requested in Section 4(b) due to the exceptions to such obligation identified in Section 4(c)(ii), (iii) or (iv), the right to make a single request for registration pursuant to Section 4(b) shall be treated as unexercised until the Special Ibex Holders make a subsequent request for registration.

     (c) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 4: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) if the Company, within ten (10) days of the receipt of the request of the Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within forty-five (45) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities); (iii) except as noted in Section 4(b), during the period starting with the date of filing of, and ending on a date ninety (90) days following the effective date of, a registration statement described in (ii) above or pursuant to Section 2, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and further provided that no other person or entity could require the Company to file a registration statement in such period; (iv) more than once in any twelve month period or (v) with regard to a Holder or Ibex Holder of less than one percent (1%) of the Company's outstanding Common Stock determined in accordance with Rule 144 under the Securities Act.

     5. Expenses of Registration. All Registration Expenses, other than underwriting fees, discounts or commissions or fees of counsel other than one counsel for all selling shareholders, incurred in connection with any registration, qualification or compliance pursuant to Sections 2, 3 and 4, shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered by the Holders or the Eligible Holders shall be borne by the holders of such securities pro rata on the basis of the number of shares so registered.

     6. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each participating Eligible Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

     (a) Except as noted in Section 4(b), keep such registration, qualification or compliance effective and current for a period of 90 days (or such longer period as may be necessary to accommodate the filing of amendments or supplements necessary to comply with the Securities Act) or until the participating Eligible Holder or participating Eligible Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; and

     (b) Furnish such number of prospectuses and other documents incident thereto as a participating Eligible Holder from time to time may reasonably request.

     (c) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the participating Eligible Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdiction.

     (d) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Eligible Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

     (e) Notify each participating Eligible Holder of Registrable Securities and Warrant Shares covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     7. Indemnification.

     (a) The Company will indemnify each Eligible Holder, depending on the form of the registration, each of its officers and directors and partners and such Eligible Holder's legal counsel and independent accountants, and each person controlling any such persons within the meaning of
          Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Eligible Holder, each of its officers and directors and such Eligible Holder's legal counsel and independent accountants, and each person controlling any such persons, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Eligible Holder or underwriter and stated to be specifically for use therein.

     (b) Each Eligible Holder will, if Securities held by such Eligible Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Eligible Holder, each of its officers and directors and each person controlling such Eligible Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Eligible Holders, such directors, officers, legal counsel, independent accountants, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Eligible Holder and stated to be specifically for use therein; provided, however, that the obligations of such Eligible Holders hereunder shall be limited to an amount equal to the proceeds to each such Eligible Holder of Registrable Securities or Warrant Shares sold as contemplated herein.

     (c) Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     8. Lockup Agreement. In consideration for the Company agreeing to its obligations under this Agreement, each Eligible Holder agrees in connection with the first registration of the Company's securities whether for its own account or under Section 2, upon the request of the Company or the underwriters managing the underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities or Warrant Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 120 days) from the effective date of such registration as the Company or the underwriters may specify; provided, however, that (i) such Eligible Holder shall have no obligation to enter into the agreement described herein unless all executive officers and directors of the Company enter into similar agreements and (ii) nothing herein shall prevent any Eligible Holder that is a partnership from making a distribution of Registrable Securities or Warrant Shares to the partners thereof that is otherwise in compliance with applicable securities laws.

     9. Information by Eligible Holder. The Eligible Holder of Securities included in any registration shall furnish to the Company such information regarding such Eligible Holder or Holders and the distribution proposed by such Eligible Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     10. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of securities of the Company to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

     (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

     (b) Use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements);

     (c) So long as a Eligible Holder owns any Securities to furnish to the Eligible Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as an Eligible Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing an Eligible Holder to sell any such securities without registration.

     11. Transfer of Registration Rights. The rights to cause the Company to register securities granted Holders under Section 2 and to Holders and Ibex Holders under Section 4, and to Eligible Holders under Sections 3, may not be assigned to a transferee or assignee without the prior written consent of the

Company. Notwithstanding the foregoing, rights to cause the Company to register securities may be assigned in connection with the transfer or assignment of Securities, without the Company's consent, either during the Eligible Holder's lifetime, or on death by will or intestacy, to his other ancestors, descendants or spouse, or any custodian or trustee for the account of Eligible Holder or Holders' ancestors, descendants or spouse or to any constituent partner of an Eligible Holder, where such Eligible Holder is a partnership, or to any parent or subsidiary corporation or any officer, director or principal shareholder thereof, where such Eligible Holder is a corporation.

     12. Termination of Registration Rights. The rights granted pursuant to this Agreement shall terminate as to any Eligible Holder at the earlier of (i) five years after the Company's initial public offering or (ii) unless the Eligible Holder is a holder of at least 1% of the aggregate of all outstanding Common Stock of the Company, at such time as such Eligible Holder may sell under Rule 144, or a successor rule, in a three month period, all Securities then held by such Eligible Holder.

     13. Miscellaneous.

     (a) Waivers and Amendments. With the written consent of the holders of a majority of the Securities (as then adjusted for any stock dividends, stock splits, recapitalizations or combinations), the obligations of the Company and the rights of the Eligible Holders under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely) or amended; provided, however, that no such waiver or amendment shall reduce the aforesaid number of shares, the holders of which are required to consent to any waiver or amendment, without the consent of the holders of all of the Securities and provided further that no such waiver or amendment shall be effective as to the Special Ibex Holders or the Ibex Merger Shares held by them without the written consent of the Special Ibex Holders. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the holders of the Securities who have not previously consented thereto in writing.

     (b) Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as such laws are applied to contracts made and to be fully performed entirely within that state between residents of that state. All disputes arising out of this Agreement shall be subject to the exclusive jurisdiction and venue of the California State courts of Santa Clara County, California (or, if there is exclusive federal jurisdiction, the United States District Court for the Northern District of California) and the parties consent to the personal and exclusive jurisdiction and venue of these courts.

     (c) Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     (d) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     (e) Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class, postage prepaid, addressed (a) if to an Eligible Holder, at such Eligible Holder's address as indicated in the Company's transfer agent's records, or (b) if to the Company, at 3255-3 Scott Boulevard, Santa Clara, California 95051, or at such other address as the Company shall have furnished to the Holders in writing.

     (f) Separability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

     (g) Titles and Subtitles. The titles of the sections and subsections of this Agreement are for conveniences of reference only and are not to be considered in construing this Agreement.

     (h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together constitute one instrument.

     The foregoing Agreement is hereby executed as of the date first above written.

                            CASTELLE,
                            a California corporation



                            By:
                               ARTHUR BRUNO,
                               President and Chief Executive Officer

                         COUNTERPART SIGNATURE PAGE FOR
                           FIFTH AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT


     The undersigned is executing this signature page for the Fifth Amended and Restated Registration Rights Agreement with respect to all Securities held by the undersigned shareholder.

                                          SHAREHOLDER:

                                          Name:



                                          Signature:

                                          By:

                                          Title:

                                   EXHIBIT 5.1

October 24, 1996

Castelle
3255-3 Scott Boulevard                           SAMUEL M. LIVERMORE
Santa Clara, California  95054                   415 693-2113
                                                 livermoresm@cooley.com
Ladies and Gentlemen:

You have requested our opinion with respect to certain matters in connection with the filing by Castelle (the "Company") of a Registration Statement on Form S-4 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission"), including a prospectus to be filed with the Commission pursuant to Rule 424(b) of Regulation C promulgated under the Securities Act of 1933, as amended (the "Prospectus"), and the issuance and sale of up to 850,000 shares of the Company's Common Stock (the "Common Stock") in connection with the merger of Ibex Technologies, Inc. with and into the Company.

In connection with this opinion, we have reviewed the Company's Articles of Incorporation and Bylaws and the originals or copies certified to our satisfaction, of such records, documents, certificates, memoranda and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below.

On the basis of the foregoing, and in reliance thereon, we are of the opinion that the Common Stock, when sold and issued in accordance with the Registration Statement and related Prospectus, will be validly issued, fully paid and nonassessable.

We consent to the reference to our firm under the caption "Legal Matters" in the Prospectus included in the Registration Statement and to the filing of this opinion as an exhibit to the Registration Statement.

Very truly yours,

Cooley Godward LLP



By:  /s/ Samuel M. Livermore
      Samuel M. Livermore

SML/JRV/jkw

                                   EXHIBIT 8.1

October 22, 1996


                                             SUSAN COOPER PHILPOT
Castelle                                     415 693-2078
3255-3 Scott Boulevard                       philpotsc@cooley.com
Santa Clara, California  95054

Gentlemen:

This opinion is being delivered to you in accordance with Section 6.6(j) of the Agreement and Plan of Reorganization dated August 22, 1996 (the "Agreement") by and among Castelle, a California corporation ("Acquiror"), Ibex Technologies, Inc., a California corporation ("Target"), and certain shareholders of Target. Pursuant to the Agreement, Target will merge with and into Acquiror.

Except as otherwise provided, capitalized terms not defined herein have the meanings set forth in the Agreement or in letters delivered to us by Acquiror and Target containing certain representations of Acquiror and Target, copies of which are attached as Exhibits hereto. All section references, unless otherwise indicated, are to the Internal Revenue Code of 1986, as amended (the "Code").

We have acted as counsel to Acquiror in connection with the Merger. As such, and for the purpose of rendering this opinion, we have examined and are relying upon (without any independent investigation or review thereof) the truth and accuracy, at all relevant times, of the statements, covenants, representations and warranties contained in the following documents (including all exhibits and schedules attached thereto):

     (a) the Agreement;

     (b) the Registration Statement of Form S-4 filed by Acquiror with the Securities and Exchange Commission relating to the Merger (the "Registration Statement");

     (c) Continuity of Interest Certificates from certain Target shareholders (the "Continuity of Interest Certificates");

     (d) A tax representation letter dated October 22, 1996 addressed to us signed by an authorized officer of Acquiror and delivered to us from Acquiror in the form attached hereto as Exhibit A and incorporated hereby by reference;

Castelle
October 22, 1996
Page



     (e) A tax representation letter dated October 22, 1996 addressed to us signed by an authorized officer of Target and delivered to us from Target in the form attached hereto as Exhibit B and incorporated hereby by reference;

     (f) such other instruments and documents related to the formation, organization and operation of Acquiror and Target and related to the consummation of the Merger and the transactions contemplated thereby as we have deemed necessary or appropriate.

In connection with rendering this opinion, we have assumed or obtained representations (and are relying thereon), without any independent investigation or review thereof that:

     1. Original documents (including signatures thereto) are authentic, documents submitted to us as copies conform to the original documents, and there has been (or will be by the Effective Time of the Merger) due execution and delivery of all documents where due execution and delivery are prerequisites to effectiveness thereof;

     2. All representations, warranties and statements made or agreed to by Acquiror, Target and the Target shareholders, including but not limited to, those set forth in the Agreement (including all exhibits and schedules attached thereto), the tax representation letters attached hereto and the Continuity of Interest Certificates, are and will be true and accurate at all relevant times;

     3. All covenants contained in the Agreements (including all exhibits thereto), the tax representation letters attached hereto and the Continuity of Interest Certificates will be performed without waiver or breach of any material provision thereof; and

     4. The continuity of interest requirement as specified in Treas. Reg ss. 1.368-1(b) and as interpreted in certain Internal Revenue Service rulings and federal judicial decisions will be satisfied.

Based on the foregoing documents, materials, assumptions and information, and subject to the qualifications and assumptions set forth herein, our opinion is that, if the Merger is consummated in accordance with the provisions of the Agreement and the exhibits thereto, the Merger of Target with and into Acquiror, with Acquiror surviving the Merger, will qualify as a reorganization within the meaning of Section 368(a) of the Code.

Castelle
October 22, 1996
Page



Our opinion set forth above is based on the existing provisions of the Code, Treasury Regulations (including Temporary and Proposed Treasury Regulations) promulgated under the Code, published Revenue Rulings, Revenue Procedures and other announcements of the Internal Revenue Service (the "Service") and existing court decisions, any of which could be changed at any time. Any such changes might be retroactive with respect to transactions entered into prior to the date of such changes and could significantly modify the opinion set forth above. Nevertheless, we undertake no responsibility to advise you of any subsequent developments in the application, operation or interpretation of the federal income tax laws.

Our opinion concerning certain of the federal tax consequences of the Merger is limited to the specific federal tax consequence presented above. No opinion is expressed as to any transaction other than the Merger, including any transaction undertaken in connection with the Merger. In addition, this opinion does not address any estate, gift, state, local or foreign tax consequences that may result from the Merger. In particular, we express no opinion regarding: (i) the amount, existence, or availability after the Merger, of any of the federal income tax attributes of Target or Acquiror (including, without limitation, foreign tax credits or net operating loss carryforwards, if any of Target or Acquiror); (ii) any transaction in which Target capital stock is acquired or Acquiror common stock is disposed; (iii) the potential application of the "disqualifying disposition" rules of Section 421 to dispositions of Target common stock; (iv) the effects of the Merger and Acquiror's assumption of outstanding options to acquire Target common stock on the holders of such options under any Target employee stock option or stock purchase plan; (v) the effects of the Merger on any Target shareholder who pursuant to the Merger exchanges Target stock that was acquired subject to the provision of Section 83(a) of the Code; (vi) the effects of the Merger on any payment which is or may be subject to the provisions of Section 280G of the Code; and (vii) the application of the collapsible corporation provisions of Section 341 of the Code to Acquiror or Target as a result of the Merger.

This opinion is being delivered solely pursuant to Section 6.6(j) of the Agreement. It may not be relied upon or utilized for any other purpose or by any other person or entity, and may not be made available to any other person or entity without our prior written consent.

We consent to the reference to our firm under the captions "Certain Federal Income Tax Matters" and "Legal Matters" included in the Registration Statement and to the filing of this opinion as an exhibit to the Registration Statement.

Very truly yours,

Cooley Godward LLP



By:  /s/ Susan Cooper Philpot
       Susan Cooper Philpot



Attachments:

Exhibit A - A  representation  letter  dated  October 22, 1996  addressed  to us signed by authorized officers of Acquiror.

Exhibit B - A  representation  letter  dated  October 22, 1996  addressed  to us signed by authorized officers of Target.

                                    EXHIBIT A

                                October 22, 1996


Cooley Godward Castro Huddleson & Tatum            Graham & James LLP
One Maritime Plaza                                 400 Capitol Mall, 24th Floor
20th Floor                                         Sacramento, California  95814
San Francisco, CA  94111

Re: Merger Transaction (the "Merger") Pursuant to that certain Agreement and Plan of Reorganization (the "Agreement") dated August 22, 1996 by and among Castelle ("Castelle"), Ibex Technologies, Inc. ("Ibex") and the Signing Shareholders

Ladies and Gentlemen:

         This letter is supplied to you in connection with your rendering of an opinion regarding certain United States federal income tax consequences of the Merger. Unless otherwise indicated, capitalized terms not defined herein have the meanings set forth in the Agreement.

Representations

         The undersigned officer of Castelle, a California corporation, on behalf of the management of Castelle, after consulting with legal counsel and financial auditors regarding the meaning of and the factual support for the following representations, hereby represents, in connection with the proposed merger of Ibex, a California corporation, with and into Castelle in a statutory merger (the "Merger") pursuant to the Agreement and Exhibits thereto including but not limited to the Agreement of Merger, with Castelle surviving the Merger, that as of the time this letter is executed, the following facts are true and will continue to be true as of the Effective Time and Closing of the Merger and thereafter where relevant:

     1. Castelle's principal reasons for participating in the Merger are bona fide business reasons.

     2. Castelle has no plan or intention to reacquire any of its stock issued in the Merger.

     3. Castelle has no plan or intention to sell or otherwise dispose of any of the assets of Ibex acquired in the Merger, except for dispositions made in the ordinary course of business or transfers described in section 368(a)(2)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

Cooley Godward Castro Huddleson & Tatum
Graham & James LLP
October 22, 1996
Page 2



     4. Following the Merger, Castelle will continue Ibex's historic trade or business or use a significant portion of its historic business assets in a business.

     5. Castelle is not, and will not be on the Effective Date, an "investment company" within the meaning of section 368(a)(2)(F) of the Code.

     6. No shareholder of Ibex is acting as agent for Castelle in connection with the Merger or approval thereof, and Castelle will not reimburse any Ibex shareholder for Ibex common stock or preferred stock such shareholder may have purchased or for other obligations such shareholder may have incurred.

     7. The payment of cash by Castelle in lieu of issuing fractional shares of Castelle voting common stock is solely for the purpose of avoiding the expense and inconvenience to Castelle of issuing fractional shares and does not represent separately bargained for consideration. The Castelle fractional share interests to which each Ibex shareholder may be entitled in the Merger will be aggregated so that no Ibex shareholder will receive cash in an amount which would equal or exceed, in the aggregate, the value of one whole share of Castelle voting common stock.

     8. Except with respect to (1) payments of cash to Ibex shareholders perfecting dissenters' or appraisal rights and (2) payments of cash in lieu of fractional shares of Castelle voting common stock or preferred stock, one hundred percent (100%) of the Ibex common stock and preferred stock outstanding immediately prior to the Merger will be exchanged solely for Castelle voting common stock. Thus, except as set forth in the preceding sentence, Castelle intends that no consideration be paid or received (directly or indirectly, actually or constructively) for Ibex common stock or preferred stock other than Castelle voting common stock.

     9. The total fair market value of all consideration other than Castelle voting common stock received by Ibex shareholders in exchange for their Ibex common stock or preferred stock in the Merger (including, without limitation, cash paid to Ibex shareholders perfecting dissenters' or appraisal rights and cash paid in lieu of fractional shares) will be less than ten percent (10%) of the aggregate fair market value of Ibex common stock and preferred stock outstanding immediately prior to the Merger. In addition, the total cash consideration that will be paid in the Merger to Ibex shareholders in lieu of fractional shares of Castelle voting common stock will not exceed one percent (1%) of the total consideration that will be issued in the Merger to the Ibex shareholders in exchange for their shares of Ibex common stock and preferred stock.

     10. On the Effective Date of the Merger, the fair market value of the Castelle voting common stock and other consideration received by each Ibex shareholder will be approximately equal to the aggregate fair market value of

Cooley Godward Castro Huddleson & Tatum
Graham & James LLP
October 22, 1996
Page 3


the Ibex common stock and preferred stock surrendered in exchange therefor.

     11. Castelle will pay separately its own expenses in connection with the Merger as contemplated by the Agreement; provided, however, that to the extent any expenses relating to the Merger (or the "plan of reorganization" within the meaning of Treas. Reg. ss. 1.368-1(c) with respect to the Merger) are funded directly or indirectly by a party other than the incurring party, such expenses will be within the guidelines established in Rev. Rul. 73-54, 1973-1 C.B. 187.

     12. There is no intercorporate indebtedness existing between Castelle and Ibex that was issued, acquired, or will be settled at a discount, and Castelle will not assume any liabilities of Ibex's shareholders in connection with the Merger.

     13. The terms of the Agreement and all other agreements entered into pursuant thereto are the product of arm's-length negotiations.

     14. None of the compensation payments which might be received by any shareholder of Ibex will be separate consideration for, or allocable to, any of their shares of Ibex common stock or preferred stock; none of the shares of Castelle voting common stock to be received by any shareholder of Ibex will be separate consideration for, or allocable to, any employment agreement, consulting agreement, any covenants not to compete or otherwise for the performance of services; and the compensation which might be paid to any shareholder of Ibex will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

     15. Castelle is authorized to make all the representations set forth herein.

                                     GENERAL

Your Reliance In Rendering Opinions; Limitations On Your Opinions

     1. The undersigned recognizes that (i) your opinions will be based on, among other things, the representations and statements set forth herein, in the Agreement (including exhibits attached thereto), and in the documents related thereto, and (ii) your opinions will be subject to certain limitations, qualification and assumptions including that the opinions may not be relied upon if any such representations or statements are not accurate in all material respects.

Cooley Godward Castro Huddleson & Tatum
Graham & James LLP
October 22, 1996
Page 4


     2. The undersigned recognizes that your opinions will not address any tax consequences of the Merger or any action taken in connection therewith except as expressly set forth in such opinions.

                                      Very truly yours,

                                      CASTELLE,
                                      a California corporation



                                      By:  /s/ Randall I. Bambrough

                                      Title:  Chief Financial Officer

                                    EXHIBIT B

October 22, 1996




Cooley Godward Castro Huddleson & Tatum            Graham & James LLP
One Maritime Plaza, 20th Floor                     400 Capitol Mall, 24th Floor
San Francisco, California 94111                    Sacramento, California  95814

Re: Merger pursuant to that certain Agreement and Plan of Reorganization (the "Agreement") dated August 22, 1996 by and among Castelle ("Castelle"), Ibex Technology, Inc. ("Ibex") and the Signing Shareholders

Ladies and Gentlemen:

This letter is supplied to you in connection with your rendering of opinions regarding certain United States federal income tax consequences of the Merger. Unless otherwise indicated, capitalized terms not defined herein have the meanings set forth in the Agreement.

Representations

The undersigned officer of Ibex, a California corporation, on behalf of the management of Ibex, after consulting with legal counsel and financial auditors regarding the meaning of and factual support for the following representations, hereby represents, in connection with the proposed merger of Ibex, a California corporation, with and into Castelle in a statutory merger (the "Merger") pursuant to the Agreement and Exhibits thereto including but not limited to the Agreement of Merger, that as of the time this letter is executed, the following facts are true and will continue to be true as of the Effective Time and Closing of the Merger and thereafter where relevant:

     1. Ibex's principal reasons for participating in the Merger are bona fide business reasons.

     2. The total fair market value of all consideration other than Castelle voting common stock received by Ibex shareholders in exchange for their Ibex common and preferred stock in the Merger (including, without limitation, cash paid to Ibex shareholders perfecting dissenters' rights and cash paid in lieu of fractional shares) will be less than ten percent (10%) of the aggregate fair market value of Ibex common and preferred stock outstanding immediately prior to the Merger.

     3. The liabilities of Ibex assumed by Castelle and the liabilities to which the transferred assets of Ibex are subject were incurred by Ibex in the ordinary course of its business.

Cooley Godward Castro Huddleson & Tatum
Graham & James LLP
Tax Representation Letter
October 22, 1996
Page 2



     4. The fair market value of Ibex's assets on the Effective Date which are transferred to Castelle will exceed the aggregate liabilities of Ibex plus the amount of liabilities, if any, to which such assets are subject, and the total adjusted basis of the assets of Ibex transferred to Castelle will equal or exceed the sum of the liabilities assumed by Castelle, plus the amount of liabilities, if any, to which the transferred assets are subject.

     5. Ibex is not and will not be on the Effective Date an "investment company" within the meaning of ss. 368(a)(2)(F) of the Internal Revenue Code of 1986, as amended, (the "Code").

     6. Ibex has no knowledge of any plan or intention on the part of any Ibex shareholder (a "Plan") to engage in a sale, exchange, transfer, distribution, pledge, disposition or any other transaction which would result in a direct or indirect disposition (a "Sale") of shares of Castelle voting common stock to be issued to Ibex shareholders in the Merger, which shares would have an aggregate fair market value, as of the Effective Date of the Merger, in excess of fifty-percent (50%) of the aggregate fair market value, immediately prior to the Merger, of all outstanding shares of Ibex common and preferred stock. For purposes of this representation, shares of Ibex common and preferred stock (or the portion thereof) (i) with respect to which a Ibex shareholder receives consideration in the Merger other than Castelle voting common stock (including, without limitation, cash received pursuant to the exercise of dissenters' rights or paid in lieu of issuing fractional shares) and/or (ii) with respect to which a sale occurs during the Pre- Merger Period, shall be considered shares of outstanding Ibex common and preferred stock exchanged for Castelle voting common stock in the Merger and then disposed of pursuant to a Plan.

     7. The payment of cash by Castelle in lieu issuing fractional shares of Castelle voting common stock is solely for the purpose of avoiding the expense and inconvenience to Castelle of issuing fractional shares and does not represent separately bargained for consideration. The Castelle fractional share interests to which each Ibex shareholder may be entitled in the Merger will be aggregated so that no Ibex shareholder will receive cash in an amount which would equal or exceed, in the aggregate, the value of one whole share of Castelle voting common stock.

     8. Except with respect to (1) payments of cash to Ibex shareholders perfecting dissenters' rights, and (2) payments of cash in lieu of fractional shares of Castelle voting common and preferred stock, one hundred percent (100%) of the Ibex common and preferred stock outstanding immediately prior to the Merger will be exchanged solely for Castelle voting common stock. Thus, except as set forth in the preceding sentence, Ibex intends that no consideration be paid or received (directly or indirectly, actually or constructively) for Ibex common and preferred stock other than Castelle voting common stock.

Cooley Godward Castro Huddleson & Tatum
Graham & James LLP
Tax Representation Letter
October 22, 1996
Page 3




     9. During the Pre-Merger Period, no indebtedness or other obligation of Ibex has been or will be guaranteed by any shareholder of Ibex (or any person or entity related to a shareholder of Ibex).

     10. On the Effective Date of the Merger, the fair market value of the Castelle voting common stock and other consideration received by each Ibex shareholder will be approximately equal to the aggregate fair market value of the Ibex common and preferred stock surrendered in exchange therefor.

     11. Ibex and the shareholders of Ibex will each pay separately its or their own expenses in connection with the Merger as contemplated by the Agreement; provided, however, that to the extent any expenses relating to the Merger (or the "plan of reorganization" within the meaning of Treas. Reg. ss. 1.368-1(c) with respect to the Merger) are funded directly or indirectly by a party other than the incurring party, such expenses will be within the guidelines established in Rev. Rul. 73-54, 1973-1 C.B. 187.

     12. There is no intercorporate indebtedness existing between Castelle and Ibex that was issued, acquired, or will be settled at a discount, and to the best knowledge of the management of Ibex, Castelle will assume no liabilities of any Ibex shareholder in connection with the Merger.

     13. The terms of the Agreement and all other agreements entered into pursuant thereto are the product of arm's length negotiations.

     14. None of the compensation payments received by any shareholder of Ibex will be separate consideration for, or allocable to, any of their shares of Ibex common or preferred stock. None of the shares of Castelle voting common stock received by any shareholder of Ibex will be separate consideration for, or allocable to, any employment agreement, consulting agreement, any covenants not to compete or otherwise for the performance of services; and the compensation paid to any shareholder of Ibex will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

     15. Ibex is authorized to make all of the representations set forth herein.

                                     GENERAL

                       YOUR RELIANCE IN RENDERING OPINIONS
                          LIMITATIONS ON YOUR OPINIONS

Cooley Godward Castro Huddleson & Tatum
Graham & James LLP
Tax Representation Letter
October 22, 1996
Page 4




     1. The undersigned recognize that (i) your opinions will be based on, among other things, the representations and statements set forth herein, in the Agreement (including exhibits attached thereto), and in the documents related thereto, and (ii) your opinions will be subject to certain limitations, qualifications and assumptions including that the opinions may not be relied upon if any such representations or statements are not accurate in all material respects.

     2. The undersigned recognize that your opinions will not address any tax consequences of the Merger or any action taken in connection therewith except as expressly set forth in such opinions.

                                        Very truly yours,

                                        IBEX TECHNOLOGY, INC.
                                        a California Corporation



                                        By:  /s/ R. Ney Grant

                                        Title:  President

                                   EXHIBIT 8.2

October 22, 1996




Ibex Technologies, Inc.
4921 R.J. Mathews Parkway
El Dorado Hills, CA  95762

Gentlemen:

This opinion is being delivered to you in accordance with Section 7.3(b) of the Agreement and Plan of Reorganization dated as of August 22, 1996 (the "Agreement") by and among Castelle, a California corporation (Acquiror"), Ibex Technologies, Inc., a California corporation ("Target"), and certain shareholders of Target. Pursuant to the Agreement, Target will merge with and into Acquiror.

Except as otherwise provided, capitalized terms not defined herein have the meanings set forth in the Agreement or in letters delivered to us by Acquiror and Target containing certain representations of Acquiror and Target, copies of which are attached as Exhibits hereto. All section references, unless otherwise indicated, are to the Internal Revenue Code of 1986, as amended (the "Code").

We have acted as counsel to Target in connection with the Merger. As such, and for the purpose of rendering this opinion, we have examined and are relying upon (without any independent investigation or review thereof) the truth and accuracy, at all relevant times, of the statements, covenants, representations and warranties contained in the following documents (including all exhibits and schedules attached thereto):

     (a)  the Agreement;

     (b) the Registration Statement of Form S4 filed by Acquiror with the Securities and Exchange Commission relating to the Merger (the "Registration Statement");

     (c) Continuity of Interest Certificates from certain Target shareholders (the "Continuity of Interest Certificates");

     (d) A tax representation letter dated October 22, 1996 addressed to us signed by an authorized officer of Acquiror and delivered to us from Acquiror in the form attached hereto as Exhibit A and incorporated hereby by reference;

Ibex Technologies, Inc.
October 22, 1996
Page


     (e) A tax representation letter dated October 22, 1996 addressed to us signed by an authorized officer of Target and delivered to us from Target in the form attached hereto as Exhibit B and incorporated hereby by reference;

     (f) such other instruments and documents related to the formation, organization and operation of Acquiror and Target and related to the consummation of the Merger and the transactions contemplated thereby as we have deemed necessary or appropriate.

In connection with rendering this opinion, we have assumed or obtained representations (and are relying thereon), without any independent investigation or review thereof, that:

     1. Original documents (including signatures thereto) are authentic, documents submitted to us as copies conform to the original documents, and there has been (or will be by the Effective Time of the Merger) due execution and delivery of all documents where due execution and delivery are prerequisites to effectiveness thereof;

     2. All representations, warranties and statements made or agreed to by Acquiror, Target and Target shareholders, including but not limited to, those set forth in the Agreement (including all exhibits and schedules attached thereto), the tax representation letters attached hereto and the Continuity of Interest Certificates, are and will be true and accurate at all relevant times;

     3. All covenants contained in the Agreement (including all exhibits thereto), the tax representation letters attached hereto and the Continuity of Interest Certificates will be performed without waiver or breach of any material provision thereof; and

     4. The continuity of interest requirement as specified in Treas. Reg ss. 1.368-1(b) and as interpreted in certain Internal Revenue Service rulings and federal judicial decisions will be satisfied.

Based on the foregoing documents, materials, assumptions and information, and subject to the qualifications and assumptions set forth herein, our opinion is that, if the Merger is consummated in accordance with the provisions of the Agreement and the exhibits thereto, the Merger of Target with and into Acquiror, with Acquiror surviving the Merger, will qualify as a reorganization within the meaning of Section 368(a) of the Code.

Our opinion set forth above is based on the existing provisions of the Code, Treasury Regulations (including Temporary and Proposed Treasury Regulations) promulgated under the Code, published Revenue Rulings, Revenue Procedures and other announcements of the Internal Revenue Service (the "Service") and existing

Ibex Technologies, Inc.
October 22, 1996
Page

court decisions, any of which could be changed at any time. Any such changes might be retroactive with respect to transactions entered into prior to the date of such changes and could significantly modify the opinion set forth above. Nevertheless, we undertake no responsibility to advise you of any subsequent developments in the application, operation or interpretation of the federal income tax laws.

Our opinion concerning certain of the federal tax consequences of the Merger is limited to the specific federal tax consequence presented above. No opinion is expressed as to any transaction other than the Merger, including any transaction undertaken in connection with the Merger. In addition, this opinion does not address any estate, gift, state, local or foreign tax consequences that may result from the Merger. In particular, we express no opinion regarding: (i) the amount, existence, or availability after the Merger, of any of the federal income tax attributes of Target or Acquiror (including, without limitation, foreign tax credits or net operating loss carryforwards, if any, of Target or Acquiror); (ii) any transaction in which Target capital stock is acquired or Acquiror common stock is disposed; (iii) the potential application of the "disqualifying disposition" rules of Section 421 to dispositions of Target common stock; (iv) the effects of the Merger and Acquiror's assumption of outstanding options to acquire Target common stock on the holders of such options under any Target employee stock option or stock purchase plan; (v) the effects of the Merger on any Target shareholder who pursuant to the Merger exchanges Target stock that was acquired subject to the provisions of Section 83(a) of the Code; (vi) the effects of the Merger on any payment which is or may be subject to the provisions of Section 280G of the Code; and (vii) the application of the collapsible corporation provisions of Section 341 of the Code to Acquiror or Target as a result of the Merger.

This opinion is being delivered solely pursuant to Section 7.3(b) of the Agreement. It may not be relied upon or utilized for any other purpose or by any other person or entity, and may not be made available to any other person or entity without our prior written consent.

We consent to the reference to our firm under the captions "Certain Federal Income Tax Matters" and "Legal Matters" included in the Registration Statement and to the filing of this opinion as an exhibit to the Registration Statement. In giving this consent, we do not admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the Rules and Regulations of the Securities and Exchange Commission thereunder.

Very truly yours,

/S/ GRAHAM & JAMES LLP

GRAHAM & JAMES LLP


Attachments:

Exhibit A -       A representation letter dated October 22, 1996 addressed to us signed by authorized officers of Acquiror.

Exhibit B -       A representation letter dated October 22, 1996 addressed to us signed by authorized officers of Target.

                                    EXHIBIT A

                                                  October 22, 1996


Cooley Godward Castro Huddleson & Tatum           Graham & James LLP
One Maritime Plaza                                400 Capitol Mall, 24th Floor
20th Floor                                        Sacramento, California  95814
San Francisco, CA  94111

Re: Merger Transaction (the "Merger") Pursuant to that certain Agreement and Plan of Reorganization (the "Agreement") dated August 22, 1996 by and among Castelle ("Castelle"), Ibex Technologies, Inc. ("Ibex") and the Signing Shareholders

Ladies and Gentlemen:

     This letter is supplied to you in connection with your rendering of an opinion regarding certain United States federal income tax consequences of the Merger. Unless otherwise indicated, capitalized terms not defined herein have the meanings set forth in the Agreement.

Representations

     The undersigned officer of Castelle, a California corporation, on behalf of the management of Castelle, after consulting with legal counsel and financial auditors regarding the meaning of and the factual support for the following representations, hereby represents, in connection with the proposed merger of Ibex, a California corporation, with and into Castelle in a statutory merger (the "Merger") pursuant to the Agreement and Exhibits thereto including but not limited to the Agreement of Merger, with Castelle surviving the Merger, that as of the time this letter is executed, the following facts are true and will continue to be true as of the Effective Time and Closing of the Merger and thereafter where relevant:

     1. Castelle's principal reasons for participating in the Merger are bona fide business reasons.

     2. Castelle has no plan or intention to reacquire any of its stock issued in the Merger.

     3. Castelle has no plan or intention to sell or otherwise dispose of any of the assets of Ibex acquired in the Merger, except for dispositions made in the ordinary course of business or transfers described in section 368(a)(2)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

Cooley Godward Castro Huddleson & Tatum
Graham & James LLP
October 22, 1996
Page 2



     4. Following the Merger, Castelle will continue Ibex's historic trade or business or use a significant portion of its historic business assets in a business.

     5. Castelle is not, and will not be on the Effective Date, an "investment company" within the meaning of section 368(a)(2)(F) of the Code.

     6. No shareholder of Ibex is acting as agent for Castelle in connection with the Merger or approval thereof, and Castelle will not reimburse any Ibex shareholder for Ibex common stock or preferred stock such shareholder may have purchased or for other obligations such shareholder may have incurred.

     7. The payment of cash by Castelle in lieu of issuing fractional shares of Castelle voting common stock is solely for the purpose of avoiding the expense and inconvenience to Castelle of issuing fractional shares and does not represent separately bargained for consideration. The Castelle fractional share interests to which each Ibex shareholder may be entitled in the Merger will be aggregated so that no Ibex shareholder will receive cash in an amount which would equal or exceed, in the aggregate, the value of one whole share of Castelle voting common stock.

     8. Except with respect to (1) payments of cash to Ibex shareholders perfecting dissenters' or appraisal rights and (2) payments of cash in lieu of fractional shares of Castelle voting common stock or preferred stock, one hundred percent (100%) of the Ibex common stock and preferred stock outstanding immediately prior to the Merger will be exchanged solely for Castelle voting common stock. Thus, except as set forth in the preceding sentence, Castelle intends that no consideration be paid or received (directly or indirectly, actually or constructively) for Ibex common stock or preferred stock other than Castelle voting common stock.

     9. The total fair market value of all consideration other than Castelle voting common stock received by Ibex shareholders in exchange for their Ibex common stock or preferred stock in the Merger (including, without limitation, cash paid to Ibex shareholders perfecting dissenters' or appraisal rights and cash paid in lieu of fractional shares) will be less than ten percent (10%) of the aggregate fair market value of Ibex common stock and preferred stock outstanding immediately prior to the Merger. In addition, the total cash consideration that will be paid in the Merger to Ibex shareholders in lieu of fractional shares of Castelle voting common stock will not exceed one percent (1%) of the total consideration that will be issued in the Merger to the Ibex shareholders in exchange for their shares of Ibex common stock and preferred stock.

     10. On the Effective Date of the Merger, the fair market value of the Castelle voting common stock and other consideration received by each Ibex shareholder will be approximately equal to the aggragate fair market value of

Cooley Godward Castro Huddleson & Tatum
Graham & James LLP
October 22, 1996
Page 3


the Ibex common stock and preferred stock surrendered in exchange therefor.

     11. Castelle will pay separately its own expenses in connection with the Merger as contemplated by the Agreement; provided, however, that to the extent any expenses relating to the Merger (or the "plan of reorganization" within the meaning of Treas. Reg. ss. 1.368-1(c) with respect to the Merger) are funded directly or indirectly by a party other than the incurring party, such expenses will be within the guidelines established in Rev. Rul. 73-54, 1973-1 C.B. 187.

     12. There is no intercorporate indebtedness existing between Castelle and Ibex that was issued, acquired, or will be settled at a discount, and Castelle will not assume any liabilities of Ibex's shareholders in connection with the Merger.

     13. The terms of the Agreement and all other agreements entered into pursuant thereto are the product of arm's-length negotiations.

     14. None of the compensation payments which might be received by any shareholder of Ibex will be separate consideration for, or allocable to, any of their shares of Ibex common stock or preferred stock; none of the shares of Castelle voting common stock to be received by any shareholder of Ibex will be separate consideration for, or allocable to, any employment agreement, consulting agreement, any covenants not to compete or otherwise for the performance of services; and the compensation which might be paid to any shareholder of Ibex will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

     15. Castelle is authorized to make all the representations set forth herein.

                                     GENERAL

Your Reliance In Rendering Opinions; Limitations On Your Opinions

     1. The undersigned recognizes that (i) your opinions will be based on, among other things, the representations and statements set forth herein, in the Agreement (including exhibits attached thereto), and in the documents related thereto, and (ii) your opinions will be subject to certain limitations, qualification and assumptions including that the opinions may not be relied upon if any such representations or statements are not accurate in all material respects.

Cooley Godward Castro Huddleson & Tatum
Graham & James LLP
October 22, 1996
Page 4


     2. The undersigned recognizes that your opinions will not address any tax consequences of the Merger or any action taken in connection therewith except as expressly set forth in such opinions.

                                        Very truly yours,

                                        CASTELLE,
                                        a California corporation



                                        By:  /s/ Randall I. Bambrough

                                        Title:  Chief Financial Officer

                                    EXHIBIT B

October 22, 1996




Cooley Godward Castro Huddleson & Tatum            Graham & James LLP
One Maritime Plaza, 20th Floor                     400 Capitol Mall, 24th Floor
San Francisco, California 94111                    Sacramento, California  95814

Re: Merger pursuant to that certain Agreement and Plan of Reorganization (the "Agreement") dated August 22, 1996 by and among Castelle ("Castelle"), Ibex Technology, Inc. ("Ibex") and the Signing Shareholders

Ladies and Gentlemen:

This letter is supplied to you in connection with your rendering of opinions regarding certain United States federal income tax consequences of the Merger. Unless otherwise indicated, capitalized terms not defined herein have the meanings set forth in the Agreement.

Representations

The undersigned officer of Ibex, a California corporation, on behalf of the management of Ibex, after consulting with legal counsel and financial auditors regarding the meaning of and factual support for the following representations, hereby represents, in connection with the proposed merger of Ibex, a California corporation, with and into Castelle in a statutory merger (the "Merger") pursuant to the Agreement and Exhibits thereto including but not limited to the Agreement of Merger, that as of the time this letter is executed, the following facts are true and will continue to be true as of the Effective Time and Closing of the Merger and thereafter where relevant:

     1. Ibex's principal reasons for participating in the Merger are bona fide business reasons.

     2. The total fair market value of all consideration other than Castelle voting common stock received by Ibex shareholders in exchange for their Ibex common and preferred stock in the Merger (including, without limitation, cash paid to Ibex shareholders perfecting dissenters' rights and cash paid in lieu of fractional shares) will be less than ten percent (10%) of the aggregate fair market value of Ibex common and preferred stock outstanding immediately prior to the Merger.

     3. The liabilities of Ibex assumed by Castelle and the liabilities to which the transferred assets of Ibex are subject were incurred by Ibex in the ordinary course of its business.



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Cooley Godward Castro Huddleson & Tatum
Graham & James LLP
Tax Representation Letter
October 22, 1996
Page 2



     4. The fair market value of Ibex's assets on the Effective Date which are transferred to Castelle will exceed the aggregate liabilities of Ibex plus the amount of liabilities, if any, to which such assets are subject, and the total adjusted basis of the assets of Ibex transferred to Castelle will equal or exceed the sum of the liabilities assumed by Castelle, plus the amount of liabilities, if any, to which the transferred assets are subject.

     5. Ibex is not and will not be on the Effective Date an "investment company" within the meaning of ss. 368(a)(2)(F) of the Internal Revenue Code of 1986, as amended, (the "Code").

     6. Ibex has no knowledge of any plan or intention on the part of any Ibex shareholder (a "Plan") to engage in a sale, exchange, transfer, distribution, pledge, disposition or any other transaction which would result in a direct or indirect disposition (a "Sale") of shares of Castelle voting common stock to be issued to Ibex shareholders in the Merger, which shares would have an aggregate fair market value, as of the Effective Date of the Merger, in excess of fifty-percent (50%) of the aggregate fair market value, immediately prior to the Merger, of all outstanding shares of Ibex common and preferred stock. For purposes of this representation, shares of Ibex common and preferred stock (or the portion thereof) (i) with respect to which a Ibex shareholder receives consideration in the Merger other than Castelle voting common stock (including, without limitation, cash received pursuant to the exercise of dissenters' rights or paid in lieu of issuing fractional shares) and/or (ii) with respect to which a sale occurs during the Pre-Merger Period, shall be considered shares of outstanding Ibex common and preferred stock exchanged for Castelle voting common stock in the Merger and then disposed of pursuant to a Plan.

     7. The payment of cash by Castelle in lieu issuing fractional shares of Castelle voting common stock is solely for the purpose of avoiding the expense and inconvenience to Castelle of issuing fractional shares and does not represent separately bargained for consideration. The Castelle fractional share interests to which each Ibex shareholder may be entitled in the Merger will be aggregated so that no Ibex shareholder will receive cash in an amount which would equal or exceed, in the aggregate, the value of one whole share of Castelle voting common stock.

     8. Except with respect to (1) payments of cash to Ibex shareholders perfecting dissenters' rights, and (2) payments of cash in lieu of fractional shares of Castelle voting common and preferred stock, one hundred percent (100%) of the Ibex common and preferred stock outstanding immediately prior to the Merger will be exchanged solely for Castelle voting common stock. Thus, except as set forth in the preceding sentence, Ibex intends that no consideration be paid or received (directly or indirectly, actually or constructively) for Ibex common and preferred stock other than Castelle voting common stock.


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Cooley Godward Castro Huddleson & Tatum
Graham & James LLP
Tax Representation Letter
October 22, 1996
Page 3




     9. During the Pre-Merger Period, no indebtedness or other obligation of Ibex has been or will be guaranteed by any shareholder of Ibex (or any person or entity related to a shareholder of Ibex).

     10. On the Effective Date of the Merger, the fair market value of the Castelle voting common stock and other consideration received by each Ibex shareholder will be approximately equal to the aggregate fair market value of the Ibex common and preferred stock surrendered in exchange therefor.

     11. Ibex and the shareholders of Ibex will each pay separately its or their own expenses in connection with the Merger as contemplated by the Agreement; provided, however, that to the extent any expenses relating to the Merger (or the "plan of reorganization" within the meaning of Treas. Reg. ss. 1.368-1(c) with respect to the Merger) are funded directly or indirectly by a party other than the incurring party, such expenses will be within the guidelines established in Rev. Rul. 73-54, 1973-1 C.B. 187.

     12. There is no intercorporate indebtedness existing between Castelle and Ibex that was issued, acquired, or will be settled at a discount, and to the best knowledge of the management of Ibex, Castelle will assume no liabilities of any Ibex shareholder in connection with the Merger.

     13. The terms of the Agreement and all other agreements entered into pursuant thereto are the product of arm's length negotiations.

     14. None of the compensation payments received by any shareholder of Ibex will be separate consideration for, or allocable to, any of their shares of Ibex common or preferred stock. None of the shares of Castelle voting common stock received by any shareholder of Ibex will be separate consideration for, or allocable to, any employment agreement, consulting agreement, any covenants not to compete or otherwise for the performance of services; and the compensation paid to any shareholder of Ibex will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

     15. Ibex is authorized to make all of the representations set forth herein.

                                     GENERAL

                       YOUR RELIANCE IN RENDERING OPINIONS
                          LIMITATIONS ON YOUR OPINIONS


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Cooley Godward Castro Huddleson & Tatum
Graham & James LLP
Tax Representation Letter
October 22, 1996
Page 4




     1. The undersigned recognize that (i) your opinions will be based on, among other things, the representations and statements set forth herein, in the Agreement (including exhibits attached thereto), and in the documents related thereto, and (ii) your opinions will be subject to certain limitations, qualifications and assumptions including that the opinions may not be relied upon if any such representations or statements are not accurate in all material respects.

     2. The undersigned recognize that your opinions will not address any tax consequences of the Merger or any action taken in connection therewith except as expressly set forth in such opinions.

                                         Very truly yours,

                                         IBEX TECHNOLOGY, INC.
                                         a California Corporation



                                         By:  /s/ R. Ney Grant

                                         Title:  President




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